Supplement dated May 15, 2000 to the May 1, 2000
                   Statement of Additional Information-Part II
                      for Nvest Funds Trusts I, II and III

              Nvest Star Advisers Fund, Nvest Star Small Cap Fund,
        Nvest Star Value Fund and Nvest Star Worldwide Fund (the "Funds")

         The following information supplements the section in the Funds'
              Statement of Additional Information-Part II captioned
             "Distribution Agreement and Rule 12b-1 Plans-All Funds"

For the period from May 15, 2000 through September 15, 2000, the Distributor may reallow to participating investment dealers 100% of the commissionable sales charge on sales of each Fund's Class A shares. During this period, the Distributor may pay participating investment dealers an additional commission of 0.50% on sales of such Funds' Class B shares and on sales of $1,000,000 or more of such Funds' Class A shares, and an additional 0.25% on sales of such Funds' Class C shares.

For the purpose of the foregoing, "sales" do not include exchanges made at net asset value from another Nvest Fund.

                                                                      SP101-0500